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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2009

                                PetroAlgae Inc.
             (Exact name of registrant as specified in its charter)

               Delaware                                33-0301060
     (State or other jurisdiction                    (IRS Employer
          of incorporation)                        Identification No.)

     1901 S. Harbor City Blvd., Suite 300
                Melbourne, FL                             32901
   (Address of principal executive offices)             (Zip Code)

                                  321-409-7500
                             (Our telephone number)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On April 24, 2009, PetroTech Holdings Corp. ("PetroTech Holdings") funded $2,024,000 to PA LLC in exchange for a Convertible Demand Note (the "Note") from PA LLC (as the maker) and PetroAlgae Inc. (the "Company"). The proceeds from this funding will be used solely to fund the working capital needs of PA LLC.

     The Note recognizes the obligation of PA LLC to pay PetroTech Holdings, on demand, the principal amount of $2,024,000, together with interest on the unpaid principal balance at 12% per annum.

     PA LLC may prepay the entire Note by paying PetroTech Holdings the unpaid principal balance and accrued but unpaid interest. PA LLC also has the right, commencing on June 1, 2009, and on the first business day of each succeeding September, December and March to pay all accrued and unpaid interest through the issuance by the Company of its common stock at a price per share equal to the greater of (a) the volume weighted average price of the common stock for the prior 15 days and (b) $5.43. PetroTech Holdings has the right at any time to convert all or any portion of the unpaid principal balance and/or accrued interest into shares of common stock of the Company at a fixed conversion price of $5.43 a share.

     Following the occurrence and during the continuance of an event of default, PA LLC shall pay additional interest on the outstanding principal balance of the
Note in an amount equal to 2% per month.

     Neither the Company nor PA LLC is under any obligation to register the Note or any shares of common stock issuable upon conversion of the Note.

     A copy of the Note is attached as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.


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ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit Index

Exhibit
Number         Description
------         -----------

10.1 Convertible Demand Note, dated April 24, 2009, in the principal amount of $2,024,000, issued by PA LLC to PetroTech Holdings Corp.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PETROALGAE INC.

Date: April 30, 2009                    By:       /s/ David Szostak
                                                  ------------------------------
                                        Name:     David Szostak
                                        Title:    President